UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      December 13, 2005 (December 12, 2005)

                                  Revlon, Inc.
                                  ------------
             (Exact name of Registrant as specified in its Charter)

          Delaware                   1-11178                     13-3662955
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

              237 Park Avenue
            New York, New York                                        10017
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  (Address of principal executive offices)                          (Zip code)

                                 (212) 527-4000
                                 ---------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

(d) On December 12, 2005, the Board of Directors of Revlon, Inc. (the "Company"), upon the recommendation of its Nominating and Corporate Governance Committee, pursuant to Article III, Section I of the Company's By-laws, expanded the Board from 10 to 12, effective January 1, 2006, and elected Debra L. Lee and Kathi P. Seifert as new directors to fill the vacancies created by such expansion, effective January 1, 2006. These new directors will serve on the Board until the next election of directors at the Company's 2006 annual meeting of stockholders.

A copy of the press release issued by the Company on December 13, 2005, announcing the election of Debra L. Lee and Kathi P. Seifert as directors, is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit No.    Description
     -----------    -----------

     99.1 Press release issued by Revlon, Inc. on December 13, 2005, announcing the election of Debra L. Lee and Kathi P. Seifert to its Board of Directors effective January 1, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REVLON, INC.

                                      By: /s/ Robert K. Kretzman
                                          ----------------------
                                          Robert K. Kretzman
                                          Executive Vice President, Chief Legal
                                          Officer, General Counsel and Secretary


Date: December 13, 2005

                                  EXHIBIT INDEX

     Exhibit No.    Description
     -----------    -----------

     99.1 Press release issued by Revlon, Inc. on December 13, 2005, announcing the election of Debra L. Lee and Kathi P. Seifert to its Board of Directors effective January 1, 2006.